Lockup Agreement


     Whereas, Pipeline Data Inc., a Delaware corporation (the "Buyer"), SecurePay, Incorporated, a Delaware corporation (the "Company") and the Stockholders named on Schedule A hereto (the "Sellers") have entered an Acquisition Agreement, dated as of March _____, 2002 (the "Acquisition Agreement");

     Whereas, Pipeline believes that its ability to trade its securities will be enhanced if the individuals party hereto agree to refrain from selling their current shareholdings in Pipeline subject to the terms and conditions set forth herein;

     Whereas, the parties hereto are substantial stockholders in Pipeline and are amenable to having their share holdings being so restricted;

     Now therefore, in consideration of the foregoing and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Restriction of Shares: Each of the parties hereto, severally and not jointly, hereby agrees that during the period commencing on the Closing Date, and for the period stated below with respect to each individual party (such periods referred to as the "Lockup Period(s)"), that such individual's present beneficial holdings shareholdings (as set forth beside the signature of such individual) in Pipeline, may not be offered, sold, transferred, assigned, pledged, hypothecated, or otherwise alienated, nor may any executory interest be created which would allow, or permit any of the foregoing during the Lockup Period.

     2.   Individual Lockup Periods:

          A.   As to the Sellers and Jack Rubinstein.

               From the Closing Date.

               Until 90 days after the Closing  Date - 0%
               Upon 90 days after the Closing Date  - 15%
               Upon 180 days after the Closing Date - 25%
               For each of the 6 months commencing
                  on the 361st day after the
                  Closing Date                      - 10% per month.

          B. As to 1/2 of the shares of Unifund Financial Group and R. Scott Barter.

               From the Closing Date.
               Until 90 days after the Closing Date - 0%
               Upon 90 days after the Closing Date  - 15%
               Upon 180 days after the Closing Date - 25%
               For each of the 6 months commencing
                     on the 7th month
                      after the Closing Date        - 10% per month.

     3. Definition of beneficial ownership: For the purposes of this Agreement, "beneficial ownership" shall have the same meaning as that set forth in Rule 13d-3, as in effect on the date hereof, promulgated under the Securities and Exchange Act of 1934, as amended.

     4. Successors and assigns: The restrictions set forth herein shall be binding upon the parties, their successors, assigns, legal representatives, distributees, and any other person, whether a natural person or a legal entity, who shall be vested with any interest in the Restricted Shares.

     5. Shares to be Legended: The shares subject to this Agreement shall be marked with a prominent legend stating that such shares are subject to the terms and conditions hereof, and may only be transferred subject to the prior presentation of a legal opinion of counsel to the transferor, satisfactory to Pipeline and its counsel, to the effect that any such transfer may be validly effected under the terms of this Agreement and other applicable law.

     6. Governing law and submission to jurisdiction: By their execution below, the parties hereto acknowledge that this Agreement shall be governed by the internal laws of the State of New York, determined without reference to principles of conflicts of laws, and that any legal proceeding with respect to this Agreement shall be subject to the jurisdiction of the federal and/or state courts located in the Borough of Manhattan, New York

     7. Counterparts and Facsimile Delivery: This Agreement may be executed in one or more counterparts with all such counterparts to constitute but one and the same agreement, and facsimile transmission of signature pages shall be effective as manual delivery thereof.


     8. Escrow Acknowledgement: The Sellers acknowledge that they have shares held in escrow pursuant to an Escrow Agreement of even date herewith. The Sellers agree and acknowledge that these share are subject to the terms and conditions of this Agreement. It is further acknowledged that the lock-up periods shall commence from the date their shares are issued into the escrow account pursuant to the Escrow Agreement.

Dated as of March ___, 2002

                                            Pipeline Data, Inc.

                                            By:____________________
                                            Name:
                                            Title:
----------------------
R.Scott Barter
    (                        Shares)

Unifund Financial Group
     (                       Shares)

---------------------
By:
Title:

---------------------
Jack Rubinstein
    (                        Shares)


---------------------
MacAllister B. Smith
    (                        Shares)


---------------------
Gilbert Anthony Reynolds
    (                        Shares)


---------------------
Paul Chiumento
    (                        Shares)

CardAccept.com
(1,281,455 front end shares*)
(4,400,000  back end shares)**


By:  _______________________

Its: _________________________

Chasm Holdings
(4,118,545 front end shares)
(1,100,000 back end shares)


By:  _______________________

Its: _________________________

*CardAccept.com front end distributes:


-------------------------------
Jody Latimer        (46,233 Shares)



-------------------------------
Bob Rochleau        (46,233 Shares)



-------------------------------
Kent Stiritz       (184,200 Shares)


-------------------------------
Chris Swift        (247,750 Shares)



--------------------------------
Bethzy Rosario      (2,694 Shares)



---------------------------------
Nancy Ganzel        (2,694 Shares)



--------------------------------
David Grimes        (2,155 Shares)



-------------------------------
MacAllister Smith  (749,496 Shares)

**CardAccept.com back end distributes:



---------------------------------
Jody Latimer     (201,256 Shares)



--------------------------------
Bob Rochleau     (201,256 Shares)



--------------------------------
Chris Swift      (988,504 Shares)



--------------------------------
Bethzy Rosario   (10,736 Shares)



--------------------------------
Nancy Ganzel     (10,736 Shares)



-------------------------------
MacAllister Smith   (2,987,512)